EXHIBIT 99.2
                                                                  EXECUTION COPY

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                                  NYMAGIC, INC.




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                          REGISTRATION RIGHTS AGREEMENT

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                          DATED AS OF JANUARY 31, 2003











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                           MORGAN, LEWIS & BOCKIUS LLP
                               NEW YORK, NEW YORK




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                                TABLE OF CONTENTS
                                                                                                               PAGE

ARTICLE I         DEFINITIONS....................................................................................1

ARTICLE II        REGISTRATION...................................................................................2

         2.1      Mandatory Registration.........................................................................2

         2.2      Effectiveness of the Registration Statement....................................................3

         2.3      Piggyback Registrations........................................................................3

         2.4      Eligibility to use Form S-3....................................................................4

ARTICLE III       ADDITIONAL OBLIGATIONS OF THE COMPANY..........................................................4

         3.1      Continued Effectiveness of Registration Statement..............................................4

         3.2      Accuracy of Registration Statement.............................................................4

         3.3      Furnishing Documentation.......................................................................4

         3.4      Additional Obligations.........................................................................5

         3.5      Underwritten Offerings.........................................................................5

         3.6      Suspension of Resale Rights....................................................................5

         3.7      Review by the Purchasers.......................................................................6

         3.8      Comfort Letter; Legal Opinion..................................................................6

         3.9      Due Diligence; Confidentiality.................................................................7

         3.10     Listing........................................................................................8

         3.11     Transfer Agent; Registrar......................................................................8

         3.12     Share Certificates.............................................................................9

         3.13     Plan of Distribution...........................................................................9

         3.14     Securities Laws Compliance.....................................................................9

         3.15     Further Assurances.............................................................................9

ARTICLE IV        OBLIGATIONS OF THE PURCHASERS..................................................................9

         4.1      Purchaser Information..........................................................................9

         4.2      Further Assurances.............................................................................9

         4.3      Suspension of Sales...........................................................................10

         4.4      Underwritten Offerings........................................................................10

ARTICLE V         EXPENSES OF REGISTRATION......................................................................10

ARTICLE VI        INDEMNIFICATION...............................................................................11

ARTICLE VII       CONTRIBUTION..................................................................................13


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                                TABLE OF CONTENTS
                                   (continued)
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ARTICLE VIII      EXCHANGE ACT REPORTING........................................................................13

ARTICLE IX        ASSIGNMENT OF REGISTRATION RIGHTS.............................................................14

ARTICLE X         AMENDMENT OF REGISTRATION RIGHTS..............................................................14

ARTICLE XI        MISCELLANEOUS.................................................................................14

         11.1     Conflicting Instructions......................................................................14

         11.2     Notices.......................................................................................15

         11.3     No Waiver; Cumulative Remedies................................................................15

         11.4     Governing Law.................................................................................15

         11.5     Severability..................................................................................15

         11.6     Entire Agreement..............................................................................15

         11.7     Successors and Assigns........................................................................15

         11.8     Use of Pronouns...............................................................................15

         11.9     Headings......................................................................................15

         11.10    Counterparts..................................................................................15

         11.11    Further Assurances............................................................................16

         11.12    Consents......................................................................................16

         11.13    No Strict Construction........................................................................16

         11.14    Standoff Agreement............................................................................16
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                          REGISTRATION RIGHTS AGREEMENT


         This REGISTRATION RIGHTS AGREEMENT, dated as of January 31, 2003 (this "AGREEMENT"), is made by and among NYMAGIC, Inc., a New York corporation (the "COMPANY"), and the purchasers named on the signature pages hereto (the "INITIAL PURCHASERS").

                                    RECITALS:

         WHEREAS, pursuant to that certain Securities Purchase Agreement, dated January 31, 2003 (the "COMPANY PURCHASE AGREEMENT"), among the Company and the Initial Purchasers, the Company has agreed, upon the terms and subject to the conditions of the Company Purchase Agreement, to issue and sell to the Initial Purchasers (a) an aggregate of 400,000 shares (collectively, the "COMPANY SHARES") of the Company's Common Stock, par value $1.00 per share ("COMMON STOCK"), and (b) options (collectively, the "COMPANY OPTIONS") to purchase an additional 400,000 shares (collectively, the "COMPANY OPTION SHARES") of Common Stock (collectively, the "COMPANY OPTION SHARES");

         WHEREAS, pursuant to that certain Securities Purchase Agreement, dated January 31, 2003 (the "BLACKMAN PURCHASE AGREEMENT; and, together with the Company Purchase Agreement, the "PURCHASE AGREEMENTS"), among Blackman Investments, LLC ("BLACKMAN") and the Initial Purchasers, Blackman has agreed, upon the terms and subject to the conditions of the Blackman Purchase Agreement, to issue and sell to the Initial Purchasers (a) an aggregate of 100,000 shares (collectively, the "BLACKMAN SHARES"; and, together with the Company Shares, collectively, the "SHARES") of Common Stock and (b) options (collectively, the "BLACKMAN OPTIONS; and, together with the Company Options, collectively, the "OPTIONS") to purchase an additional 100,000 shares (collectively, the "BLACKMAN OPTION SHARES"; and, together with the Company Option Shares, collectively, the "OPTION SHARES") of Common Stock; and

         WHEREAS, in order to induce the Initial Purchasers to execute and deliver the Purchase Agreements, the Company has agreed to provide certain registration rights under the Securities Act and applicable state securities laws with respect to the Shares and the Option Shares.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Purchasers hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Capitalized terms used and not otherwise defined herein have the respective meanings given them set forth in the Company Purchase Agreement. In addition, as used in this Agreement, the following terms have the following meanings:

         1.1 "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act or Exchange Act.

         1.2 "PERMITTED TRANSFEREE" means any Person to whom any Purchaser has transferred an aggregate of 50,000 or more of any of such Purchaser's beneficially owned shares of Common Stock, Shares, Options or Option Shares.

         1.3 "PURCHASERS" means the Initial Purchasers and any of their Permitted Transferees who agree to become bound by the provisions of this Agreement in accordance with Article IX hereof.

         1.4 "REGISTRABLE SECURITIES" means the Shares and the Option Shares sold pursuant to the Purchase Agreements, any other shares of Common Stock beneficially owned by the Purchasers (including, without limitation, shares of Common Stock issuable upon the exercise of conversion of any warrants, options or convertible securities issued by the Company) and any shares of capital stock issued or issuable from time to time (with any adjustments) in exchange for or otherwise with respect to the Shares, the Option Shares and any other shares of Common Stock beneficially owned by the Purchasers; PROVIDED that the Shares, the Option Shares and any other shares of Common Stock beneficially owned by the Purchasers will cease to be Registrable Securities at such time as they have been sold under the Registration Statement or pursuant to Rule 144.

         1.5 "REGISTRATION PERIOD" means the period between the date of this Agreement and the date on which all of the Registrable Securities (in the opinion of the Purchasers' counsel) may be immediately sold by the Purchasers without registration and without restriction as to the number of Registrable Securities to be sold, pursuant to Rule 144 or otherwise.

         1.6 "REGISTRATION STATEMENT" means a Registration Statement of the Company filed under the Securities Act.


         1.7 The terms "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a Registration Statement or statements in compliance with the Securities Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement by the Commission.

         1.8 "RULE 144" means Rule 144 under the Securities Act or any similar or successor rule or regulation of the Commission that may at any time permit the Purchasers to sell securities of the Company to the public without registration.

         1.9 "RULE 415" means Rule 415 under the Securities Act, or any successor Rule providing for offering securities on a continuous basis, and applicable rules and regulations thereunder.


                                   ARTICLE II

                                  REGISTRATION

         2.1 MANDATORY REGISTRATION. The Company will file with the Commission a Registration Statement on Form S-3 registering the Registrable Securities for resale within one hundred and twenty (120) days after the Closing Date of the purchase of the Shares, the


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Options and the Option Shares under the Purchase Agreements.  If Form S-3 is not available at that time, then the Company will file a Registration Statement on such form as is then available to effect a registration of the Registrable Securities, subject to the consent of the Initial Purchasers, which consent will not be unreasonably withheld.

         2.2 EFFECTIVENESS OF THE REGISTRATION STATEMENT. The Company will use its best efforts to cause the Registration Statement to be declared effective by the Commission as soon as practicable after filing, and in any event no later than the 150th day after the Closing Date (the "REQUIRED EFFECTIVE DATE"). However, so long as the Company filed the Registration Statement within one hundred and twenty (120) days after the Closing Date, if the Registration Statement receives Commission review, then the Required Effective Date will be the 180th day after the Closing Date. The Company's best efforts will include, but not be limited to, promptly responding to all comments received from the staff of the Commission. If the Company receives notification from the Commission that the Registration Statement will receive no action or review from the Commission, then the Company will request that the Registration Statement become effective promptly after such Commission notification.

         2.3  PIGGYBACK REGISTRATIONS.

         (a) If, at any time prior to the expiration of the Registration Period, a Registration Statement has not become effective with respect to all of the Registrable Securities or has become effective and is no longer effective and the Company decides to register any of its securities for its own account or for the account of others, then the Company will promptly give the Purchasers written notice thereof and will use its best efforts to include in such registration all or any part of the Registrable Securities requested by such Purchasers to be included therein (excluding any Registrable Securities previously included in a Registration Statement). This requirement does not apply to Company registrations on Form S-4 or S-8 or their equivalents relating to equity securities to be issued solely in connection with an acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans or to registration statements that would otherwise not permit the registration of resales of previously issued securities. Each Purchaser must give its request for registration under this paragraph to the Company in writing within fifteen (15) days after receipt from the Company of notice of such pending registration. If the registration for which the Company gives notice is a public offering involving an underwriting, the Company will so advise the Purchasers as part of the above-described written notice. In that event, if the managing underwriter(s) of the public offering impose a limitation on the number of shares of Common Stock that may be included in the Registration Statement because, in such underwriter(s)' judgment, such limitation would be necessary to effect an orderly public distribution, then, subject to the next sentence, the Company will be obligated to include only such limited portion, if any, of the Registrable Securities with respect to which such Purchasers have requested inclusion hereunder. Any exclusion of Registrable Securities will be made pro rata among all holders of the Company's securities seeking to include shares of Common Stock in proportion to the number of shares of Common Stock sought to be included by those holders; PROVIDED, HOWEVER, if the Company is registering securities for its own account, the pro rata exclusion among the holders seeking to include shares of Common Stock shall apply after the Company has registered all of the securities that it is able to register.


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         (b)   No right to registration  of Registrable  Securities  under  this
Section 2.3 limits in any way the registration required under Section 2.1 above.

         2.4 ELIGIBILITY TO USE FORM S-3. The Company represents and warrants that, as of the date of this Agreement, it meets the requirements for the use of Form S-3 for registration of the resale by the Purchasers of the Registrable Securities. The Company will file all reports required to be filed by the Company with the Commission in a timely manner so as to preserve its eligibility for the use of Form S-3.


                                  ARTICLE III

                      ADDITIONAL OBLIGATIONS OF THE COMPANY

         3.1 CONTINUED EFFECTIVENESS OF REGISTRATION STATEMENT. Subject to the limitations set forth in Section 3.6, the Company will use its best efforts to keep the Registration Statement covering the Registrable Securities effective under Rule 415 at all times during the Registration Period. In the event that the number of shares available under a Registration Statement filed pursuant to this Agreement is insufficient to cover all of the Registrable Securities issued, the Company will (if permitted) amend the Registration Statement or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Registrable Securities. The Company will file such amendment or new Registration Statement as soon as practicable. The Company will use its best efforts to cause such amendment or new Registration Statement to become effective as soon as is practicable after the filing thereof.

         3.2  ACCURACY  OF  REGISTRATION  STATEMENT.  Assuming  the  accuracy of information  furnished  by or on  behalf  of the  Purchasers,  any  Registration
Statement (including any amendments or supplements thereto and prospectuses contained therein) filed by the Company covering Registrable Securities will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The Company will prepare and file with the Commission such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to permit sales pursuant to the Registration Statement at all times during the Registration Period (but subject to Section 3.6), and, during such period, will comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until the termination of the Registration Period, or if earlier, until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement.

         3.3 FURNISHING DOCUMENTATION. The Company will furnish to each Purchaser whose Registrable Securities are included in a Registration Statement, or to its legal counsel, (a) promptly after each document is filed with the Commission, one (1) copy of any Registration Statement filed pursuant to this Agreement and any amendments thereto, each preliminary prospectus (if any) and final prospectus and each amendment or supplement thereto; and (b) a number of copies of a prospectus, including a preliminary prospectus (if any), and all


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

amendments and supplements thereto, and such other documents as the Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Purchaser. The Company will promptly notify by facsimile each Purchaser whose Registrable Securities are included in any Registration Statement of the effectiveness of the Registration Statement and any post-effective amendment.

         3.4  ADDITIONAL  OBLIGATIONS.  The Company will use its best efforts to
(a) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or blue sky laws of such jurisdictions as each Purchaser who holds (or has the right to hold) Registrable Securities being offered reasonably requests, (b) prepare and file in those jurisdictions any amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain their effectiveness during the Registration Period, (c) take any other actions necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (d) take any other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions. Notwithstanding the foregoing, the Company is not required, in connection such obligations, to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.4,
(ii) subject itself to general taxation in any such jurisdiction, (iii) file a general consent to service of process in any such jurisdiction or (iv) provide any undertakings that cause material expense or burden to the Company.

         3.5 UNDERWRITTEN OFFERINGS. If the Purchasers who hold a majority in interest of the Registrable Securities being offered in an offering pursuant to a Registration Statement or any amendment or supplement thereto under this Agreement select underwriters reasonably acceptable to the Company for such offering, the Company will enter into and perform its obligations under an underwriting agreement in usual and customary form including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering.

         3.6  SUSPENSION OF RESALE RIGHTS.

         (a) The Company will notify (by telephone and also by facsimile and reputable overnight courier) each Purchaser who holds Registrable Securities being sold pursuant to a Registration Statement of the happening of any event of which the Company has knowledge as a result of which the prospectus included in the Registration Statement as then in effect includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company will make such notification as promptly as practicable after the Company becomes aware of the event (but in no event, without the prior written consent of the Purchaser, will the Company disclose to any Purchaser any of the facts or circumstances regarding the event (other than to the Observer and the Conning Designee so long as Conning is exercising such rights pursuant to the Company Purchase Agreement)), will promptly prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and will deliver a number of copies of such supplement or amendment to each Purchaser as such Purchaser may reasonably request.


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

         (b) Notwithstanding the obligations under Section 3.6(a), if in the good faith judgment of the Company, following consultation with legal counsel, it would be detrimental to the Company and its shareholders for resales of Registrable Securities to be made pursuant to the Registration Statement due to
(i) the existence of a material development or potential material development involving the Company which the Company would be obligated to disclose in the Registration Statement, which disclosure would be premature or otherwise inadvisable at such time or would have a Material Adverse Effect upon the Company and its shareholders, or (ii) in the good faith judgment of the Board of Directors, it would adversely affect or require premature disclosure of the filing of a Company-initiated registration of any class of its equity securities, the Company, in each case, will have the right to suspend the use of the Registration Statement until the earlier of (x) the event or circumstances requiring the suspension of use the Registration Statement is no longer existing or occurring or (y) a period of not more than thirty (30) days; PROVIDED, HOWEVER, that the Company may so defer or suspend the use of the Registration Statement no more than three times in any eighteen-month period, and PROVIDED, FURTHER, that, after deferring or suspending the use of the Registration
Statement, the Company may not again defer or suspend the use of the Registration Statement until a period of two hundred and seventy (270) days has elapsed after resumption of the use of the Registration Statement.

         (c) Subject to the Company's rights under this Article III, the Company will use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement and, if such an order is issued, will use its best efforts to obtain the withdrawal of such order (subject to the Company's right to contest such order) at the earliest possible time and to notify each Purchaser that holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

         (d) Notwithstanding anything to the contrary contained herein or in the Purchase Agreements, if the use of the Registration Statement is suspended by the Company, the Company will promptly give notice of the suspension to all Purchasers whose securities are covered by the Registration Statement, and will promptly notify each such Purchaser as soon as the use of the Registration Statement may be resumed.

         3.7 REVIEW BY THE PURCHASERS. The Company will permit a single firm of legal counsel, designated by the Purchasers who hold a majority in interest of the Registrable Securities being sold pursuant to a Registration Statement, to review the Registration Statement (other than documents incorporated by reference into such Registration Statement) and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) a reasonable period of time prior to their filing with the Commission, and will not file any document in a form to which such counsel reasonably objects, unless otherwise required by law in the opinion of the Company's counsel. The sections of any such Registration Statement including information with respect to the Purchasers, the Purchasers' beneficial ownership of securities of the Company or the Purchasers' intended method of disposition of Registrable Securities must conform to the information provided to the Company by each of the Purchasers.

         3.8 COMFORT LETTER; LEGAL OPINION. At the request of the Purchasers who hold a majority in interest of the Registrable Securities being sold pursuant to a Registration Statement in connection with an underwritten offering, and on the date that Registrable Securities are



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

delivered to an underwriter for sale in connection with the Registration Statement, the Company will furnish to the underwriters (i) a letter, dated such date, from the Company's independent certified public accountants, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters; and (ii) an opinion, dated such date, from counsel representing the Company for purposes of the Registration Statement, in form and substance as is customarily given in an underwritten public offering, addressed to the underwriters and Purchasers.

         3.9  DUE DILIGENCE; CONFIDENTIALITY.

         (a) The Company will make available upon reasonable advance notice during normal business hours for inspection by any Purchaser whose Registrable Securities are being sold pursuant to a Registration Statement, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by any such Purchaser or underwriter (collectively, the "INSPECTORS"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as each Inspector reasonably deems necessary to enable the Inspector to exercise its due diligence responsibility. The Company will cause its officers, directors and employees to supply all information that any Inspector may reasonably request for purposes of performing such due diligence.

         (b) Each Inspector will hold in confidence, and will not make any disclosure (except to a Purchaser) of, any Records, unless (i) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, (ii) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement, (iii) the Records or other information was developed independently by an Inspector without breach of this Agreement,
(iv) the information was known to the Inspector before receipt of such information from the Company, or (v) the information was disclosed to the Inspector by a third party not under an obligation of confidentiality. The Company is not required to disclose any confidential information in the Records to any Inspector unless and until such Inspector has entered into a confidentiality agreement (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section
3.9. Each Purchaser will, upon learning that disclosure of Records containing confidential information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein will be deemed to limit the Purchaser's ability to sell Registrable Securities in a manner that is otherwise consistent with applicable laws and regulations.

         (c) The Company will hold in confidence, and will not make any disclosure of, information concerning a Purchaser provided to the Company under this Agreement unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, (iv) such


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information  has been made  generally  available  to the  public  other  than by disclosure in violation of this Agreement or any other agreement, (v) the information was disclosed to the Company by a third party not under an obligation of confidentiality, (vi) such Purchaser consents to the form and
content  of  any  such   disclosure,   (vii)  the   information   was  developed
independently by the Company without breach of this Agreement or (viii) the information was known to the Company before receipt of such information from the Inspector. If the Company learns that disclosure of such information concerning a Purchaser is sought in or by a court or governmental body of competent jurisdiction or through other means, the Company will give prompt notice to such Purchaser prior to making such disclosure and allow such Purchaser, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

         3.10 LISTING. The Company will (i) cause all of the Registrable Securities covered by each Registration Statement to be listed on each national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) to the extent the securities of the same class or series are not then listed on a national securities exchange, secure the designation and quotation of all of the Registrable Securities covered by each Registration Statement on Nasdaq National Market ("NASDAQ"), and, in each case, maintain such listing or quotation for so long as any Purchaser beneficially owns any Registrable Securities. Notwithstanding the foregoing, (a) in the case of any consolidation or merger of the Company with or into any other corporation, Person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization, or any sale of all or substantially all of the assets of the Company (any such transaction being hereinafter referred to as a "REORGANIZATION"), in which, in each case, the consideration to be paid to all of the Purchasers upon the consummation or effective date of such Reorganization (the "EFFECTIVE DATE") is all cash for all of the securities of the Company beneficially owned by all of the Purchasers then, in each case, upon the Effective Date the obligations under this Section
3.10 shall terminate, (b) in the case of any Reorganization in which the consideration to be paid to all of the Purchasers upon the Effective Date is securities of a Person other than the Company for all of the securities of the Company beneficially owned by all of such Purchasers and such securities are listed on a national securities exchange or NASDAQ, then upon the Effective Date the obligations under this Section 3.10 shall NOT terminate; PROVIDED that the obligations under this Section 3.10 to list or include for quotation and to maintain such listing or inclusion for quotation, as applicable, securities of the Company shall terminate if all of such Purchasers do not beneficially own any securities of the Company as a result of such Reorganization or (c) in the case of any proposed Reorganization in which the consideration to be paid to all of the Purchasers upon the Effective Date is securities of a Person for all of the securities of the Company beneficially owned by all of such Purchasers and such securities are NOT listed on a national securities exchange or NASDAQ, then the Company shall obtain the PRIOR written consent of the Purchasers who beneficially own a majority-in-interest of Registrable Securities (determined on an as-exercised basis) prior to effecting such Reorganization.

         3.11 TRANSFER AGENT; REGISTRAR. The Company will provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

         3.12 SHARE CERTIFICATES. The Company will cooperate with the Purchasers who hold Registrable Securities being sold and with the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to a Registration Statement and will enable such certificates to be in such denominations or amounts as the case may be, and registered in such names as the Purchasers or the managing underwriter(s), if any, may reasonably request, all in accordance with Article V of each of the Purchase Agreements.

         3.13 PLAN OF DISTRIBUTION. At the request of the Purchasers holding a majority in interest of the Registrable Securities registered pursuant to a Registration Statement, the Company will promptly prepare and file with the Commission such amendments (including post-effective amendments) and supplements to the Registration Statement, and the prospectus used in connection with the Registration Statement, as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

         3.14 SECURITIES LAWS COMPLIANCE. The Company will comply with all applicable laws related to any Registration Statement relating to the sale of Registrable Securities and to offering and sale of securities and with all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the Securities Act, the Exchange Act and the rules and regulations promulgated by the Commission).

         3.15 FURTHER ASSURANCES. The Company will take all other reasonable actions as any Purchaser or the underwriters, if any, may reasonably request to expedite and facilitate disposition by such Purchaser of the Registrable Securities pursuant to the Registration Statement.


                                   ARTICLE IV

                          OBLIGATIONS OF THE PURCHASERS

         4.1 PURCHASER INFORMATION. As a condition to the obligations of the Company to complete any registration pursuant to this Agreement with respect to the Registrable Securities of each Purchaser, such Purchaser will furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as is reasonably required by the Company to effect the registration of the Registrable Securities. At least ten (10) business days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Purchaser of the information the Company requires from that Purchaser if the Purchaser elects to have any of its Registrable Securities included in the Registration Statement. If, within three
(3) business days prior to the filing date, the Company has not received the requested information from a Purchaser, then the Company may file the Registration Statement without including Registrable Securities of that Purchaser.

         4.2 FURTHER ASSURANCES. Each Purchaser will cooperate with the Company, as reasonably requested by the Company, in connection with the preparation and filing of any Registration Statement hereunder, unless such Purchaser has notified the Company in writing of such Purchaser's election (with respect to such registration statement only) to exclude all of such Purchaser's Registrable Securities from the Registration Statement.

         4.3 SUSPENSION OF SALES. Upon receipt of any notice from the Company under Section 3.6, each Purchaser will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until (i) it receives copies of a supplemented or amended prospectus contemplated by Section 3.6(a) or (ii) the Company advises the Purchaser that a suspension of sales under Section 3.6(b) has terminated. If so directed by the Company, each Purchaser will deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Purchaser's possession (other than a limited number of file copies) of the prospectus covering such Registrable Securities that is current at the time of receipt of such notice.

         4.4  UNDERWRITTEN OFFERINGS.

         (a)  If Purchasers  holding a majority in  interest of the  Registrable
Securities being registered (with the approval of the Initial Purchasers) determine to engage the services of an underwriter, each Purchaser will enter into and perform such Purchaser's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering, and will take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Purchaser has notified the Company in writing of such Purchaser's election to exclude all of its Registrable Securities from such Registration Statement.

         (b) Without limiting any Purchaser's rights under Section 2.1 hereof, no Purchaser may participate in any underwritten distribution hereunder unless such Purchaser (a) agrees to sell such Purchaser's Registrable Securities on the basis provided in any underwriting arrangements approved by the Purchasers entitled hereunder to approve such arrangements, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (c) agrees to pay its pro rata share of all underwriting discounts and commissions and other fees and expenses of investment bankers and any manager or managers of such underwriting, and legal expenses of the underwriter, applicable with respect to its Registrable Securities, in each case to the extent not payable by the Company under the terms of this Agreement.


                                   ARTICLE V

                            EXPENSES OF REGISTRATION

         The Company will bear all reasonable expenses, other than underwriting discounts and commissions, and transfer taxes, if any, incurred in connection with registrations, filings or qualifications pursuant to Articles II, III and
Section 4.4 of this Agreement, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one firm of legal counsel selected by the Initial Purchasers pursuant to Section
3.7 hereof not to exceed $20,000.


                                   ARTICLE VI

                                 INDEMNIFICATION

         In the event that any Registrable Securities are included in a Registration Statement under this Agreement:

         6.1 The Company will indemnify and hold harmless each Purchaser that holds such Registrable Securities, any underwriter (as defined in the Securities
Act) for the Purchasers, any directors or officers of such Purchaser or such underwriter and any Person who controls such Purchaser or such underwriter within the meaning of the Securities Act or the Exchange Act (each, an
"INDEMNIFIED PERSON") against any losses, claims, damages, expenses or liabilities (joint or several) (collectively, and together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened in respect thereof, "CLAIMS") to which any of them become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims arise out of or are based upon any of the following statements, omissions or violations in a Registration Statement filed pursuant to this Agreement, any post-effective amendment thereof or any prospectus included therein: (a) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (b) any untrue statement or alleged untrue statement of a material fact contained in the prospectus (as it may be amended or supplemented) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or
(c) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any other law, including without limitation any state securities law or any rule or regulation thereunder (the matters in the foregoing clauses
(a) through (c) being, collectively, "VIOLATIONS"). Subject to the restrictions set forth in Section 6.3 with respect to the number of legal counsel, the Company will reimburse the Purchasers and each such underwriter or controlling Person and each such other Indemnified Person. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6.1: (i) does not apply to a Claim arising out of or based upon a Violation that occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (ii) does not apply to Claim arising out of or based on any failure by an Indemnified Person to comply with prospectus delivery requirements (or the Securities Act, the Exchange Act or any other law or legal requirement applicable to them) or any covenant or agreement contained in the Purchase Agreements or this Agreement; and (iii) does not apply to amounts paid in settlement of any Claim if such settlement is made without the prior written consent of the Company, which consent will not be unreasonably withheld or delayed. This indemnity obligation will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified

Persons and will survive the transfer of the Registrable Securities by the Purchasers under Article IX of this Agreement.

         6.2 In connection with any Registration Statement in which a Purchaser is participating, each such Purchaser, severally and not jointly, will indemnify and hold harmless, to the same extent and in the same manner set forth in
Section 6.1 above, the Company, each of its directors, each of its officers who signs the Registration Statement, each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, and any other shareholder selling securities pursuant to the Registration Statement or any of its directors or officers or any Person who controls such shareholder within the meaning of the Securities Act or the Exchange Act (each an "INDEMNIFIED PERSON") against any Claim to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any of the following: (a) any matter of the type referred to clause
(a) or (b) in Section 6.1 above in each case to the extent (and only to the extent) that such violation occurs in reliance upon and in conformity with written information furnished to the Company by such Purchaser expressly for use in connection with such Registration Statement or (b) any failure by such Purchaser to comply with prospectus delivery requirements (or the Securities Act, the Exchange Act or any other law or legal requirement applicable to sales under the Registration Statement). Subject to the restrictions set forth in
Section 6.3, such Purchaser will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim. However, the indemnity agreement contained in this Section 6.2 does not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Purchaser, which consent will not be unreasonably withheld or delayed, and no Purchaser will be liable under this Agreement (including this Section 6.2 and Article VII) for the amount of any Claim that exceeds the net proceeds actually received by such Purchaser as a result of the sale of Registrable Securities pursuant to such Registration Statement. This indemnity will remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party and will survive the transfer of the Registrable Securities by the Purchasers under Article IX of this Agreement.

         6.3 Promptly after receipt by an Indemnified Person under this Article VI of notice of the commencement of any action (including any governmental action), such Indemnified Person will, if a Claim in respect thereof is to be made against any indemnifying party under this Article VI, deliver to the indemnifying party a written notice of the commencement thereof. The indemnifying party may participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly given notice, assume control of the defense thereof with counsel mutually satisfactory to the indemnifying parties and the Indemnified Person. In that case, the indemnifying party will diligently pursue such defense. If, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between the Indemnified Person and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action including the Indemnified Person and such Indemnified Person reasonably determines that there may be legal defenses available to such Indemnified Person that are different from or in addition to those available to the indemnifying party, then the Indemnified Person is entitled to assume such defense and may retain its own counsel, with the fees and expenses to be paid by the indemnifying party (subject to the restrictions on settlement under

Section 6.1 or 6.2, as applicable). The Company will pay for only one (1) separate legal counsel for the Purchasers collectively, and such legal counsel will be selected by the Purchasers holding a majority in interest of the Registrable Securities. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action does not relieve an indemnifying party of any liability to an Indemnified Person under this Article VI, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.


                                   ARTICLE VII

                                  CONTRIBUTION

         To the extent that any indemnification provided for herein is prohibited or limited by law, the indemnifying party will make the maximum contribution with respect to any amounts for which it would otherwise be liable under Article VI to the fullest extent permitted by law. However, (a) no contribution will be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Article VI, (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (c) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities will be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.


                                  ARTICLE VIII

                             EXCHANGE ACT REPORTING

         In order to make available to the Purchasers the benefits of Rule 144, the Company will:

         (a) File with the Commission in a timely manner, and make and keep available, all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144; and

         (b) Furnish to each Purchaser, so long as such Purchaser holds Registrable Securities, promptly upon the Purchaser's request, (i) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents filed by the Company with the Commission and (iii) such other information as may be reasonably requested to permit the Purchasers to sell such securities pursuant to Rule 144 without registration.

                                   ARTICLE IX

                        ASSIGNMENT OF REGISTRATION RIGHTS

         The rights of the Purchasers hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, will be assigned automatically by the Purchasers to Permitted Transferees of Registrable Securities, but only if (a) the Purchaser agrees in writing with the Permitted Transferee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such Permitted Transferee and the securities with respect to which such registration rights are being transferred or assigned, (c) such transfer or assignment was not made under the Registration Statement or Rule 144, (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence, the Permitted Transferee agrees in writing with the Company to be bound by all of the provisions contained herein, (e) such transfer is made in accordance with the applicable requirements of the Purchase Agreements, if any, and (f) the Permitted Transferee is an "accredited investor" as that term is defined in Rule 501 of Regulation D or the transfer to such Permitted Transferee is made in compliance with state and federal securities laws. Any Permitted Transferee of a Purchaser under Article IX shall be deemed a "Purchaser" for all purposes of this Agreement, and shall be entitled to all rights of, and subject to all obligations (including indemnification obligations) of, a Purchaser hereunder.


                                   ARTICLE X

                        AMENDMENT OF REGISTRATION RIGHTS

         This Agreement may be amended and the obligations hereunder may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and of the Purchasers who then hold a majority in interest of the Registrable Securities (but not including any Purchaser who is not affected by such amendment or waiver). Any amendment or waiver effected in accordance with this Article X is binding upon each Purchaser and the Company. Notwithstanding the foregoing, no amendment or waiver will retroactively affect any Purchaser without its consent, or will prospectively adversely affect any Purchaser who no longer owns any Registrable Securities without its consent. Neither Article VI nor Article VII hereof may be amended or waived in a manner adverse to a Purchaser without its consent.


                                   ARTICLE XI

                                  MISCELLANEOUS

         11.1 CONFLICTING INSTRUCTIONS. A Person is deemed to be a holder of Registrable Securities whenever such Person owns of record such Registrable
Securities. If the Company receives conflicting instructions, notices or elections from two (2) or more Persons with respect to the same Registrable Securities, the Company will act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

         11.2 NOTICES. Any notices required or permitted to be given under the terms of this Agreement will be given as set forth in the Purchase Agreements.

         11.3 NO WAIVER; CUMULATIVE REMEDIES. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         11.4 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, AND WITHOUT GIVING EFFECT TO CHOICE OF LAW PROVISIONS WHICH MIGHT REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

         11.5 SEVERABILITY. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement; but the terms of this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

         11.6 ENTIRE AGREEMENT. This Agreement and the Purchase Agreements (including all schedules and exhibits thereto) executed and delivered herewith constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

         11.7 SUCCESSORS AND ASSIGNS. Subject to the requirements of Article IX hereof, this Agreement shall be binding upon and inure to the benefit of the successors and assigns of each of the parties hereto. Notwithstanding anything to the contrary herein, including, without limitation, Article IX, the rights of a Purchaser hereunder are assignable to and exercisable by a bona fide pledgee of the Registrable Securities in connection with a Purchaser's margin or brokerage accounts.

         11.8 USE OF PRONOUNS. All pronouns refer to the masculine, feminine or neuter, singular or plural, as the context may require.

         11.9 HEADINGS. Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         11.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission, and facsimile signatures are binding on the parties hereto.

         11.11 FURTHER ASSURANCES. Each party hereto shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

         11.12 CONSENTS. All consents and other determinations to be made by the Purchasers pursuant to this Agreement will be made by the Initial Purchasers or the Purchasers holding a majority in interest of the Registrable Securities.

         11.13 NO STRICT CONSTRUCTION. The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         11.14 STANDOFF AGREEMENT. In connection with the underwritten public offering of any of the Company's equity securities, each Initial Purchaser (so long as they beneficially own at least five percent (5%) of the capital stock of the Company) agrees, that upon request of the underwriters managing any underwritten offering of the Company's equity securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities without the prior written consent of such underwriters for such period of time (not to exceed 120 days) from the effective date of such registration statement as may be requested by the underwriters; provided that the (i) executive officers and directors of the Company who own equity securities of the Company and (ii) holders of five percent (5%) or more of the capital stock of the Company also agree to such restrictions.

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                                       16

         IN WITNESS WHEREOF, the undersigned Purchasers and the Company have caused this Agreement to be duly executed as of the date first above written.



                                            COMPANY:

                                            NYMAGIC, INC.


                                            By:    /S/ GEORGE R. TRUMBULL
                                               --------------------------------
                                            Name:   George R. Trumbull
                                            Title:  Chairman and Chief Executive
                                                    Officer

INITIAL PURCHASER:

CONNING CAPITAL PARTNERS VI, L.P.

By:   Conning Investment Partners VI, LLC,
      its General Partner


By: /S/ DAVID W. YOUNG
    ------------------------------------
     Name:  David W. Young
     Title:  Manager






                 Signature Page to Registration Rights Agreement